UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2014

FTE Networks, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State of incorporation)	000-31355 (Commission File No.)	81-0438093 (IRS Employee Identification No.)

5495 Bryson Drive, Suite 423

Naples, FL 34109

(Address of principal executive offices, including zip code)

877-878-8136

(Registrant's telephone number, including area code)

Copies to:

Richard A. Friedman, Esq.

Henry Nisser, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 14, 2014, the Board of Directors accepted the amicable resignation of Theresa Carlise as Chief Financial Officer, Treasurer and Secretary and Member of the Board of Directors of the Company and all subsidiaries. Ms. Carlise will remain with the Company under the terms of her existing employment contract as a Financial Advisor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Theresa Carlisle Letter of Resignation dated May 14, 2014
99.1	Press Release of FTE Networks, Inc. dated May 20, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE Networks, Inc.

Dated: May 20, 2014	By:	/s/ Michael Palleschi
Name: Michael Palleschi
Title: Chief Executive Officer

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